NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND HAVE BEEN OFFERED AND SOLD IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE APRIL 25, 2010.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509, ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET, ARE MET.

Omnicity Corp.
(Incorporated under the laws of Nevada)
P.O. Box 8, 807 South State Road 3, Rushville, Indiana, U.S.A., 46173

CONVERTIBLE DEBENTURE CERTIFICATE

Certificate Number: 2010-__. Dated: December 24, 2009.	Principal amount: $1,500,000 Maturity Date: December 24, 2014.

For value received, Omnicity Corp., a company incorporated under the laws of the State of Nevada, promises to pay to Richard H. Reahard, of 1813 Braeburn Drive, Carmel, IN 46032, as holder, the principal sum of $1,500,000, plus accrued and unpaid interest thereon, on the terms and conditions of this Debenture.

__________

1. DEFINITIONS

1.1 Definitions

As used in this Debenture, the following terms, unless the context otherwise requires, shall have the following meanings:

(a) "Adjustment Period" has the meaning assigned in subsection 5.1;

(b) "business day" means any day which is not Saturday, Sunday or statutory holiday in the Province of British Columbia;

(c) "Capital Reorganization" has the meaning assigned in paragraph 5.2(b);

(d) "Collateral" has the meaning assigned in paragraph 6.1(a);

(e) "Common Share Reorganization" has the meaning assigned in paragraph 5.2(a);

(f) "Common Shares" means all the shares, now or hereafter authorized, of the Company's common stock presently authorized and shares of any other class into which those shares may subsequently be changed;

(g) "Company" means Omnicity Corp. and includes any corporation which succeeds to or assumes the obligations of the Company under this Debenture;

(h) "Conversion Date" has the meaning assigned in subsection 3.5;

(i) "Conversion Notice" has the meaning assigned in subsection 3.4;

(j) "Conversion Price" has the meaning assigned in subsection 3.1;

(k) "Convertible Security" means a security of the Company convertible into or exchangeable for or otherwise carrying the right to acquire Common Shares;

(l) "Current Market Price" means, with reference to Common Shares, the average of the VWAPs for the 30 trading days immediately preceding the applicable date for determination of the Current Market Price;

(m) "Debenture" means this debenture;

(n) "Debenture Terms" has the meaning assigned in paragraph 6.1(a);

(o) "Event of Default" has the meaning assigned in subsection 6.1;

(p) "Holder" means the original registered holder of this Debenture, or a permitted assignee;

(q) "Interest" has the meaning assigned in subsection 2.2;

(r) "Issuance Date" has the meaning assigned in subsection 3.1;

(s) "Loan Amount" means the Principal and any accrued Interest thereon;

(t) "Maturity Date" means December 24, 2014;

(u) "Principal" means the principal amount outstanding under this Debenture from time to time;

(v) "Redemption Date" means the date fixed for redemption pursuant to a Redemption Notice;

(w) "Redemption Notice" has the meaning assigned in subsection 2.4;

(x) "Redemption Price" means the amount of Principal called for redemption under subsection 2.3, plus accrued and unpaid Interest to the Redemption Date;

(y) "Security" has the meaning assigned in subsection 6.1;

(z) "Special Distribution" has the meaning assigned in paragraph 5.2(b);

(aa) "Subject Securities" has the meaning assigned in subsection 3.2;

(bb) "Transfer Agent" means Island Stock Transfer Co., its successors or any other transfer agents which shall be a recognized trust company duly appointed by the Company and authorized to do business in the jurisdiction in which the Common Shares are registered for trading;

(cc) "U.S. Securities Act" has the meaning assigned in subsection 3.2; and

(dd) "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Shares are then listed or quoted on the NYSE Amex Equities exchange, the daily volume weighted average price of the Common Shares for such date (or the nearest preceding date) as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the Common Shares are not then traded on NYSE Amex Equities exchange, the volume weighted average price of the Common Shares for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Shares are not then quoted for trading on the OTC Bulletin Board and if prices for the Common Shares are then reported in the "Pink Sheets" published by Pink OTC Markets Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per Common Share so reported; or (d) in all other cases, the fair market value of a share of Common Shares as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

1.2 Currency

All dollar amounts referred to in this Debenture are in United States funds, unless expressly stated otherwise.

2. ISSUANCE OF DEBENTURE

2.1 Repayment

The Company will repay the Loan Amount outstanding under this Debenture to the Holder by 5:00 p.m. (Rushville, Indiana, time) on the Maturity Date.

2.2 Interest

Subject to subsection 2.3, the Principal shall bear interest from the date of this Debenture, both before and after the Maturity Date, at a rate of 8% per annum, accrued semi-annually and payable in arrears (the "Interest"). All Interest will be payable at the Maturity Date and will be added to the outstanding Principal amount.

2.3 Redemption of Debenture

Subject to the Holder's prior right of Conversion at all times, the Company may, at its option exercisable in the manner hereinafter provided, redeem at any time and from time to time following the date of this Debenture and until the Maturity Date, all but not less than all of the Loan Amount then outstanding by payment of 120% of the Loan Amount (including interest on the Principal to the Redemption Date) then outstanding in lawful money of the United States of America to the Holder of the Debenture, the whole of such amount constituting the Redemption Price.

2.4 Notice of Redemption

The Company will give notice of redemption (the "Redemption Notice"), in accordance with subsection 8.4 hereof, of all but not less than all of this Debenture to the Holder not more than 30 calendar days or less than two calendar days prior to the Redemption Date. Every Redemption Notice shall specify the aggregate Principal of this Debenture called for redemption, the Redemption Date and the Redemption Price.

2.5 Payment of Amount Redeemed

Upon a Redemption Notice being given, that portion of the Debenture that is being redeemed will become due and payable at the Redemption Price, on the Redemption Date specified in the Redemption Notice and the Company may not withdraw the Redemption Notice without the prior consent of the Holder.

2.6 Registration and Transfer

Subject to compliance with any applicable securities laws, this Debenture may be transferred by the Holder, pursuant to the following terms and conditions:

(a) the Company at all times shall keep or cause to be kept at its head office or registered office and at such other places (if any) as may be designated by the Company, a register of Debentures where there will be entered the names and addresses of the Holder(s) and the particulars of the Debenture(s) held by each Holder;

(b) the Debenture may be transferred only by transfer in writing signed by its Holder or his legal personal representative and will only be effective in regard to the Company when approved by the directors of the Company, which approval may be withheld without reason. The Holder must provide proof to the Company that the transfer of the Debenture complies with any applicable securities laws as a condition precedent to such transfer;

(c) on any transfer of a Debenture, the Company will cause to be recorded such transfer on the register and upon the Debenture, or at its option, issue a replacement Debenture in exchange for the Debenture being transferred after the appropriate form of transfer is lodged with it and upon compliance with all other conditions required by the Company or by law;

(d) the rights contained in any replacement Debenture resulting from a transfer shall rank in all respects pari passu with the rights contained in the Debenture which it replaces and such replacement Debenture shall for all purposes be taken and deemed to be the Debenture as originally issued;

(e) the person in whose name the Debenture is registered shall be deemed and regarded as the owner and Holder for all purposes and the payment to and/or receipt by any such Holder as the case may be, of any funds hereunder shall be deemed conclusive and the Holder shall be entitled to receive such funds, if any, free from all equities or rights of set-off or counterclaim between the Company and the original or any intermediate holder of the Debenture;

(f) the Company shall not be bound to enter in the register notice of any trusts or to inquire into the title of the Holder or to recognize any trust or equity affecting the title of the Holder, save as ordered by some court of competent jurisdiction or as required by law. The Debenture may be registered in the name of a trustee at the sole option and discretion of the Holder, but in such case the Company shall be deemed not to have notice of the beneficiary represented by such trustee and shall not be bound to see to the execution of such trust whether express or implied;

(g) the register referred to herein shall during business hours (subject to such reasonable restrictions as the Company may impose, so that not less than two hours in each day be allowed for inspection) be open to the inspection by the Holder free of charge; and

(h) for each Debenture exchanged, registered, transferred or discharged from registration the Company may charge a reasonable fee for its services and in addition may charge a reasonable fee for each replacement Debenture issued (if any); and payment of such charges and reimbursement of the Company for any taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange, registration, transfer or discharge from registration as a condition precedent thereto.

2.7 Execution and Certification of Debenture

The Debenture shall be signed by a duly authorized representative of the Company. Such signature may be engraved, lithographed or otherwise mechanically reproduced on the Debenture and such reproduced signature shall be binding upon the Company as if it had been the manual signature of such party. Notwithstanding any change in any of the persons holding office between the time of the actual signing of the Debenture and the certification and delivery of such Debenture, any Debenture signed as aforesaid shall be valid and binding upon the Company.

In case a Debenture shall become mutilated or be lost or destroyed, the Company in its discretion may issue and deliver a new Debenture of like date and tenor as the one mutilated, lost or destroyed in exchange for and in place of and upon cancellation of such mutilated Debenture or in lieu of and in substitution for such lost or destroyed Debenture and the substituted Debenture shall be entitled to the benefit hereof and rank equally in accordance with its terms.

In case of loss or destruction, the applicant for a substituted Debenture shall, as a condition precedent to the issue thereof, furnish to the Company such evidence of ownership, personal identification and of the loss or destruction of the Debenture so lost or destroyed as shall be satisfactory to the Company in its discretion and such applicant shall also furnish an indemnity in an amount and form satisfactory to the Company in its discretion and shall pay the reasonable charges of the Company therefor and the cost of the preparation of the new Debenture.

3. CONVERSION OF DEBENTURE

3.1 Conversion

This Debenture shall be convertible as to the Loan Amount, in whole and not in part, at the option of the Holder at any time from the date that this Debenture is issued by the Company to the Holder (the "Issuance Date"; as evidenced on the front page of this Debenture) prior to 5 p.m. (Rushville, Indiana, time) on the day which is three years from the Issuance Date, by notice to the Company given in accordance with subsection 3.4, into Common Shares at the conversion price (the "Conversion Price") per Share equal to $0.35 subject to adjustment in accordance with this Debenture.

3.2 Issuance of Common Shares

The following are terms and conditions pursuant to which the Common Shares are issuable upon conversion:

(a) Common Shares shall be issued to the Holder upon conversion in an amount equal to a fraction, the numerator of which is the amount of the outstanding Principal plus the accrued and outstanding interest thereon so converted, and the denominator of which is the Conversion Price. All Common Shares so issued shall be deemed to have been issued as fully paid and non-assessable at the applicable Conversion Price; and

(b) the Company covenants and agrees that during the period within which the rights represented by this Debenture may be exercised, the Company shall at all times have authorized and reserved, a sufficient number of Common Shares to provide for the exercise of the rights represented by this Debenture.

The Debenture and the Common Shares (the "Subject Securities") have not been, and will not be, registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or under the securities laws of any state of the United States, and will be "restricted securities", as defined in Rule 144 under the U.S. Securities Act. Subject to certain exceptions, none of the Subject Securities nor any rights thereto or interest therein may be offered for purchase or sale, sold, transferred or otherwise disposed of, directly or indirectly, in the United States, its territories or possessions, or to or for the account or benefit of any "U.S. person" as that term is defined in Regulation S under the U.S. Securities Act.

The Holder understands and acknowledges that this Debenture may not be converted in the United States or by or on behalf of a U.S. person or a person in the United States unless an exemption is available from the registration requirements of the U.S. Securities Act and the securities laws of all applicable states, and the Holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Company to such effect; provided that the Holder will not be required to deliver an opinion of counsel at a time when the Holder is an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act in connection with its exercise for its own account of the conversion rights under this Debenture.

3.3 Legends

In addition to the legends noted on the Conversion Notice attached to this Debenture, if required by applicable securities laws or regulations of any stock exchange or other applicable regulatory authority, the certificates for the Common Shares to be issued upon conversion of this Debenture shall bear such forms of legend as may be necessary to comply with all applicable laws and regulations.

3.4 Conversion Procedure

The Holder may convert the Principal in whole or in part, by surrendering this Debenture to the Company at the Company's address provided for in subsection 8.4, together with a copy of the conversion form attached hereto or any other written notice in a form satisfactory to the Company (the "Conversion Notice"), in either case duly executed by the Holder or its legal representatives or attorney duly appointed by an instrument in writing. Thereupon the Holder shall be entitled to be entered in the books of the Company as at the Conversion Date as the holder of the number of the underlying Common Shares into which this Debenture is convertible in accordance with the provisions of subsection 3.1. As soon as practicable thereafter, the Company shall deliver to the Holder and, subject as aforesaid, its nominee(s) or assignee(s), a certificate or certificates for the Common Shares into which this Debenture is converted accompanied by payment to the Holder of accrued and unpaid interest on the amount of Principal converted such interest to be calculated to and including the date of receipt by the Company of the Conversion Notice.

3.5 Conversion Date

The date (the "Conversion Date") on which this Debenture shall be deemed to be surrendered for conversion shall be the 3rd business day following the receipt of the Conversion Notice from the Holder. If the Conversion Date is a day on which the register of the Company's Common Shares is closed, the person or persons entitled to receive Common Shares shall become the holder or holders of record of such Common Shares as at the date on which such register is next reopened.

3.6 Right to Distributions upon Conversion

The Company will give to the Holder notice of the record date for a declaration of dividends, a rights offering or other distribution to the holders of Common Shares not less than ten business days before any such record date. If this Debenture is surrendered for conversion in accordance with this section, the Holder shall not be entitled to participate as a holder of the Common Shares issuable upon conversion if the record date for the distribution is prior to the Conversion Date.

3.7 Conversion Discharges the Company

Conversion of the Principal and outstanding interest under this Debenture in accordance herewith shall operate to discharge the Company's obligations with respect to repayment of the Principal amount so converted, provided that delivery of the appropriate number of Common Shares issued upon such conversion is made by the Company. The Company shall not be bound to enquire into the title of the Holder, save as ordered by a court of competent jurisdiction or as required by statute. The Company shall not be bound to see to the execution of any trust affecting the ownership of this Debenture nor be charged with notice of any equity that may be subsisting in respect thereof, unless the Company has actual notice thereof.

3.8 No Requirement to Issue Fractional Common Shares

The Company shall not be required to issue fractional Common Shares upon the conversion of this Debenture. If any fractional interest in Common Shares would, except for the provisions of this subsection 3.8, be issuable upon the conversion of this Debenture, the number of Common Shares issued upon such conversion shall be rounded down to the next whole number of Common Shares and the Company shall not be required to make any payment in lieu of delivering any certificates of such fractional interest.

3.9 Company to Reserve Common Shares

The Company will at all times reserve and keep available out of its authorized Common Share capital, a sufficient number of Common Shares to enable it to perform its obligations under this Debenture. The Company will conditionally allot to the Holder such aggregate number of Common Shares as are issuable upon the conversion of this Debenture. All Common Shares which are issued under this Debenture will be duly and validly issued as fully paid and non-assessable.

3.10 Cancellation of Converted Debentures

Upon conversion of this Debenture pursuant to the provisions of this section 3, this Debenture shall be forthwith delivered to and cancelled by the Company.

3.11 Piggy-Back Registration Rights

If at any time or from time to time, the Company shall determine to prepare and file with the U.S. Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the U.S. Securities Act of any of its equity securities, other than on Form S-4, F-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable solely in connection with the Company's stock incentive or other employee benefit plans, then the Company will promptly give to each Holder written notice thereof. The Company will qualify under the registration such number of Common Shares issuable hereunder as specified in a written request of a Holder given within 20 days after receipt of the Company's written notice. If a registration involves an underwriting, the Holder will enter into an underwriting agreement in customary form with the underwriter or underwriters. If the managing underwriter determines in good faith that marketing factors (including, without limitation, the managing underwriter's evaluation of the Company's requirement for funds from the primary offering) require a limit on the number of Common Shares to be offered on a secondary basis, the underwriter may limit the number of Common Shares to be included in the secondary offering without first limiting the number of Common Shares that may be distributed as a primary offering.

4. REPRESENTATIONS AND WARRANTIES

4.1 Debenture Duly Authorized, Executed and Binding

The execution, delivery and performance by the Company of its obligations under this Debenture has been duly authorized by all necessary action of the Company and, upon execution of this Debenture by an authorized signatory of the Company, this Debenture shall constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with the terms hereof.

5. ANTI-DILUTION PROVISIONS

5.1 Definitions

In this section, the term "Adjustment Period" means the period from and including the date hereof to and including the last business day prior to the Maturity Date, and the terms "record date" and "effective date", where used herein, shall mean the close of business on the relevant date.

5.2 Adjustment of Conversion Price

The Conversion Price shall be subject to adjustment from time to time in the events and in the manner provided in subsection 5.3 as follows:

(a) if during the Adjustment Period the Company shall:

(i) issue to all or substantially all the holders of the Common Shares, by way of a stock dividend or otherwise, Common Shares or Convertible Securities; or

(ii) subdivide its outstanding Common Shares into a greater number of shares; or

(iii) combine or consolidate its outstanding Common Shares into a smaller number of shares;

(any of such events being herein called a "Common Share Reorganization"), the Conversion Price shall be adjusted effective immediately after the record date at which the holders of Common Shares are determined for the purposes of the Common Share Reorganization to a number which is the product of (1) the Conversion Price in effect on such record date and (2) a fraction:

(iv) the numerator of which is the number of Common Shares outstanding on such record date before giving effect to the Common Share Reorganization; and

(v) the denominator of which is the number of Common Shares outstanding after giving effect to such Common Share Reorganization;

(b) if during the Adjustment Period the Company shall issue or distribute to all or substantially all the holders of Common Shares, (i) shares of any class other than Common Shares, or (ii) rights, options or warrants (other than pursuant to a stock option plan or employee share purchase plan adopted by the shareholders of the Company at a general meeting of shareholders of the Company), or (iii) evidences of indebtedness, or (iv) any other assets (excluding cash dividends paid in the ordinary course) and such issuance or distribution does not constitute a Common Share Reorganization (any of such events being herein called a "Special Distribution"), the Conversion Price shall be adjusted effective immediately after the record date at which the holders of Common Shares are determined for purposes of the Special Distribution to a price which is the product of (1) the Conversion Price in effect on such record date and (2) a fraction:

(i) the numerator of which shall be the difference between:

(A) the product of (i) the number of Common Shares outstanding on such record date and (ii) the Current Market Price of the Common Shares on such date; and

(B) the aggregate fair market value (as determined by the board of directors of the Company, whose determination shall be conclusive) of the shares, rights, options, warrants, evidences of indebtedness or other assets issued or distributed in the Special Distribution; and

(ii) the denominator of which shall be the product of (A) the number of Common Shares outstanding on such record date and (B) the Current Market Price of the Common Shares on such date.

Any Common Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. To the extent that such distribution of shares, rights, options, warrants, evidences of indebtedness or assets is not so made or to the extent that any rights, options or warrants so distributed are not exercised, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect based upon such shares, rights, options, warrants, evidences of indebtedness or assets actually distributed or based upon the number of Common Shares or Convertible Securities actually delivered upon the exercise of such rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after such record date;

(c) if during the Adjustment Period there is a reorganization of the Company not otherwise provided for in paragraph 5.2(a) or a consolidation or merger or amalgamation of the Company with or into another body corporate including a transaction whereby all or substantially all of the Company's undertaking and assets become the property of any other corporation (any such event being herein called a "Capital Reorganization"), the Holder, if he has not converted the entire Principal amount of this Debenture prior to the effective date of such Capital Reorganization, shall be entitled to receive and shall accept, upon the exercise of such right of conversion at any time after the effective date of such Capital Reorganization, in lieu of the number of Common Shares to which he was theretofore entitled upon conversion of this Debenture, the aggregate number of shares or other securities or property of the Company, or such continuing, successor or purchasing corporation, as the case may be, under the Capital Reorganization that the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, he had been the holder of the number of Common Shares to which immediately before such transaction he was entitled upon conversion of this Debenture. No such Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken so that the Holder shall thereafter be entitled to receive such number of shares or other securities or property of the Company, or of such continuing successor or purchasing corporation, as the case may be, under the Capital Reorganization, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this subsection 5.2 and in subsection 5.3;

(d) if the Company reclassifies or otherwise changes the outstanding Common Shares, the conversion right shall be adjusted effective immediately upon such reclassification becoming effective so that Holder shall be entitled to receive such Common Shares as he would have received had the principal amount of this Debenture been converted immediately prior to such effective date, subject to adjustment thereafter in accordance with provisions of this Debenture, as nearly as may be possible as those contained in this subsection 5.2 and in subsection 5.3.

5.3 Conversion Rights Adjustment Rules

The following rules and procedures are applicable to adjustments made pursuant to subsection 5.2:

(a) the adjustments and readjustments provided for in this section 5 are cumulative and, subject to paragraph 5.3(b), apply (without duplication) to successive issues, subdivisions, combinations, consolidations, distributions and any other events which require adjustment of the Conversion Price or the number or kind of shares or securities issuable hereunder;

(b) no adjustment in the Conversion Price shall be required unless such adjustment would result in a change of at least 1% in the Conversion Price then in effect, provided however, that any adjustments which, except for the provisions of this paragraph 5.3(b) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

(c) no adjustment in the Conversion Price shall be made in respect of any event described in subparagraph 5.2(a)(i) or paragraphs 5.2(b) or 5.2(c) if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had converted the entire Principal amount of this Debenture immediately prior to the effective date or record date of such event;

(d) no adjustment in the Conversion Price shall be made pursuant to subsection 5.2 in respect of the issue of Common Shares pursuant to:

(i) this Debenture; or

(ii) any stock option or purchase plan for officers, employees or directors of the Company outstanding or in existence as at the date hereof or any amendment to such plan;

and any such issue shall be deemed not to be a Common Share Reorganization or a Special Distribution;

(e) if a dispute arises with respect to adjustments of the Conversion Price, such dispute shall be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such firm of independent chartered accountants as may be selected by the board of directors of the Company and acceptable to the Holder and any such determination shall be binding upon the Company and the Holder; and

(f) if the Company sets a record date to determine the holders of Common Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall thereafter legally abandon its plans to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Conversion Price shall be required by reason of the setting of such record date.

5.4 Postponement of Issuance of Common Shares

In any case where the application of subsection 5.2 results in a decrease of the Conversion Price taking effect immediately after the record date for a specific event, if any portion of this Debenture is converted after that record date and prior to completion of the event, the Company may postpone the issuance to the Holder of the Common Shares to which the Holder is entitled by reason of the decrease of the Conversion Price, but such Common Shares shall be so issued and delivered to the Holder upon completion of that event with the number of such Common Shares calculated on the basis of the Conversion Price on the exercise date adjusted for completion of that event. The Company shall deliver to the person or persons in whose name or names the Common Shares are to be issued an appropriate instrument evidencing his or their right to receive such Common Shares.

5.5 Notice of Certain Event

(a) Subject to any requirement for a longer notice period pursuant to applicable securities legislation or stock exchange policy, at least 10 business days prior to the effective date or record date, as the case may be, of any event referred to in subsections 5.2 or 5.3, whether or not the event requires or might require an adjustment in the conversion rights pursuant hereto, the Company shall give notice to the Holder of the particulars of such event and, if determinable, any adjustment. Such notice need only set forth such particulars as shall have been determined at the date that notice is given.

(b) In case any adjustment for which a notice in paragraph 5.5(a) has been given is not then determinable, the Company shall promptly after such adjustment is determinable give notice to the Holder of the adjustment.

6. security and DEFAULTS

6.1 Security for the Loan Amount

The Company and the Holder hereby acknowledge and agree that the entire Loan Amount is subject to the fulfillment and/or the continuing fulfillment of the following security conditions to the satisfaction of the Holder in its sole and absolute discretion from time to time prior to earlier of the Maturity Date and the repayment and/or conversion of the entire Loan Amount hereunder (collectively, the "Security" herein):

(a) the Loan Amount is subject to the granting by the Company to the Holder of the rights evidenced by the form of Debenture terms (the "Debenture Terms") which are attached hereto as Schedule "B", therein mortgaging, charging, assigning and transferring to the Holder, and granting to the Holder, subject only to the prior senior security matters reference therein, a fixed and floating charge and a security interest in all the Company's right, title and interest in and to all then presently owned or held and after acquired or held personal property, assets and undertakings of whatsoever nature or kind and wheresoever situate and all proceeds thereof and therefrom (collectively, the "Collateral"), and such other security as is granted to the Holder therein;

(b) the Loan Amount is also subject to the granting by the Company to the Holder of such other Security documentation (and including, without limitation, promissory notes, security instruments and United States Uniform Commercial Code registration statements) as may be required by the Holder and its counsel, acting reasonably, in order to evidence the Loan Amount, together with and all other supporting documents required under any such Security documentation;

(c) no default has occurred under any of the terms of this Debenture or the terms of the Security; and

(d) the Company has not made an assignment for the benefit of any of its creditors, has not been declared bankrupt, has not made a proposal or otherwise taken advantage of provisions for relief under any applicable bankruptcy, creditors' arrangement or similar legislation in any jurisdiction, has not made an authorized assignment or suffered an appointment of a receiver or receiver-manager over all or any part of its assets and business, and an order of execution or execution proceedings has not been taken as against any of its assets that remains unsatisfied for a period of 10 calendar days.

The Security, additional security and supporting documents shall not operate so as to create any merger or discharge of any indebtedness or liability of the Company, or of any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security of any form held or which may hereafter be held by the Holder from the Company or from any other person whomsoever.

The Holder may waive any breach or default of the Company under this Debenture and no failure or delay on the part of the Holder to exercise any right, power or remedy given herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any such waiver be deemed to be a waive of any subsequent similar default or other event.

6.2 Events of Default

The following events are herein each referred to as an "Event of Default":

(a) if the Company makes default in payment of the Principal when the same becomes due under any provisions hereof and such default shall have continued for a period of ten business days;

(b) if the Company makes default in payment of any Interest due on the Debenture and such default shall have continued for a period of ten business days;

(c) if an order shall be made or an effective resolution be passed for the winding up or liquidation of the Company, except in the course of carrying out or pursuant to a transaction which involves an amalgamation or merger with, or sale of the Company to, another entity pursuant to which the other entity assumes the obligation of the Company under this Debenture;

(d) if a petition under the federal bankruptcy laws or any state insolvency law is filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of the Company;

(e) if the Company ceases or demonstrates an intention to cease to carry on the Company's business; or

(f) if the Company shall neglect to carry out or observe any other covenant or condition herein contained on its part to be observed or performed and, after notice in writing has been given by the Holder to the Company specifying such default and requiring the Company to put an end to the same, the Company shall fail to make good such default within a period of 20 business days, unless the Holder (having regard to the subject matter of the neglect or non-observance) shall have agreed in writing to a longer period, and in such event, within the period agreed to by the Holder.

6.3 Acceleration or Conversion on Default

In case any Event of Default hereunder has occurred and be continuing, the Holder may in its discretion, declare the Loan Amount then outstanding to be immediately due and payable, in which case the Company shall pay 120% of such Loan Amount then outstanding to the Holder, provided that, if the Company is unable to pay in case, the Holder may request payment in the form of Common Shares.

6.4 Additional Remedies

Notwithstanding any other provision of this Debenture, in the case of any Event of Default the Holder will have, in addition to the rights and Security specifically provided for in this Debenture, all of the rights and remedies available to a secured party as recognized at law and in equity, and to this end upon any Event of Default the Company hereby appoints the Holder, together with its officers, authorized employees and agents, as the Company's irrevocable, true and lawful attorney-in-fact with all necessary power and authority to:

(a)endorse the name of the Company upon any cheques or other evidences of payment or any document or instrument that may come into the possession of the Holder as proceeds of or relating to the Collateral;

(b) demand, sue for, collect, compromise and give acquittances for any and all Collateral;

(c) prosecute, defend or compromise any action, claim or proceeding with respect to the Collateral;

(d) notify any of the obligors with respect to the accounts or the assignment of the accounts and direct such obligor to make payment to the Holder; and

(e) take such other action as the Holder reasonably may deem appropriate, including extending or modifying the terms of payment of the accounts.

No right will be exclusive of or dependent upon or merge in any other right, and one or more of such rights may be exercised independently or in combination from time to time.

7. FURTHER COVENANTS OF THE COMPANY

7.1 Transfer Agent

The Company shall at all times have a Transfer Agent for the purposes of issuing Common Shares on the conversion of this Debenture, and during the continuation of that appointment any such issuance shall be made by the Transfer Agent at its principal office.

8. MISCELLANEOUS PROVISIONS

8.1 No Rights as Stockholder

The Holder, as such, shall not be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Debenture be construed to confer on the Holder as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of members, to receive dividends or subscription rights or otherwise.

8.2 Modification

This Debenture and any of its terms may be changed, waived or terminated only by a written instrument signed by the party against whom enforcement of that change, waiver or termination is sought.

8.3 Governing Law

This Debenture shall be governed by, construed and enforced in accordance with the laws of the State of Indiana, U.S.A., and the Holder thereby attorns to the jurisdiction of the courts of such State.

8.4 Notices

Any notice required or permitted to be given hereunder shall be given by facsimile transmission or by personal delivery to the party for whom it is intended, addressed as follows:

(a) to the Company at:

Omnicity Corp.
P.O. Box 8, 807 South State Road 3, Rushville, Indiana, U.S.A., 46173

Attention: President
Fax: (317) 903-8178; and

with a copy to:

Lang Michener LLP
1500 Royal Centre, 1055 West Georgia Street, P.O. Box 11117, Vancouver,
British Columbia, Canada V6E 4N7

Attention: Thomas J. Deutsch, Esq.
Fax: (604) 893-2679; and

(b) to the Holder at its registered address as it appears in the records of the Company.

Any notice given pursuant to this subsection 8.4 shall be deemed to have been given and received on the date of delivery or, in the case of a facsimile transmission, at the time indicated on the transmission report. The Company or the Holder may, from time to time, notify the other in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Company or the Holder, as the case may be, for all purposes of this Debenture.

IN WITNESS WHEREOF, this Debenture has been duly executed by Omnicity Corp. as of the 24th day of December, 2009.

OMNICITY CORP.

Per: "Don Prest"

_________

SCHEDULE A

TO THE CONVERTIBLE DEBENTURE CERTIFICATE

CONVERSION FORM

To: Omnicity Corp. (the "Company").

1. The undersigned registered holder of the within Debenture hereby irrevocably elects to convert the said Debenture into Common Shares of the Company in accordance with the terms of the Debenture.

2. The Common Shares are to be registered as follows:

Name:
(print clearly)

Address in full:

3. Certificates representing the Common Shares are to be sent by courier to:

Name:
(print clearly)

Address in full:

Note: In the absence of instructions to the contrary, the securities will be issued in the name of or to the Holder and will be sent by first class mail to the last address of the Holder appearing in the records maintained by the Company.

4. The undersigned represents, warrants and certifies as follows (one of the following must be checked):

(a) [  ] the undersigned holder at the time of conversion of the Debenture is not in the United States, is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and is not converting the Debenture on behalf of, or for the account or benefit of a U.S. person or a person in the United States and did not execute or deliver this Conversion Form in the United States;

(b) [  ] the undersigned holder is resident in the United States or is a U.S. Person who is a resident of the jurisdiction referred to in the address appearing above, and is a U.S. Accredited Investor and has completed the U.S. Accredited Investor Status Certificate in the form attached to this Conversion Form; or

(c) [  ] if the undersigned holder is resident in the United States or is a U.S. Person, the undersigned holder has delivered to the Company and the Company's transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Company) or such other evidence satisfactory to the Company to the effect that with respect to the securities to be delivered upon conversion of the Debenture, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

"United States" and "U.S. person" are as defined in Regulation S under the U.S. Securities Act.

Note: Certificates representing Common Shares will not be registered or delivered to an address in the United States unless Box 4(b) or 4(c) above is checked.

5. If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking alternative 4(b) above, the undersigned represents and warrants to the Company that:

(a) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

(b) the undersigned is: (i) acquiring the Common Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the acquisition by the undersigned of the Common Shares as agent or trustee for any other person or persons (each a "Beneficial Owner"), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

(c) the undersigned has not converted the Debenture as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

6. If the undersigned has marked alternative 4(b) or 4(c) above, the undersigned also acknowledges and agrees that:

(a) if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i) the sale is to the Company;

(ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws; or

(iv) such securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company;

(b) the Common Shares are "restricted securities" under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the securities only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

(c) the Company has no obligation to register any of the Common Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

(d) the Company may make a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Conversion Form;

(e) upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) (1) IN COMPLIANCE WITH THE EXEMPTION

FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (2) WITH THE PRIOR CONSENT OF THE COMPANY, IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY PRIOR TO SUCH OFFER, SALE OR TRANSFER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.";

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE __________ __, 2010.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509, ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET, ARE MET.";

Dated on the __________ day of ________________, 201___.

If a Corporation, Partnership or Other Entity: Name of Entity Type of Entity Signature of Person Signing Print or Type Name and Title of Person Signing	If an Individual: Signature Print or Type Name

Instructions:

1. The registered Holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Debenture to the Company at its principal office at P.O. Box 8, 807 South State Road 3, Rushville, Indiana, U.S.A., 46173, attention: The President, and such other documents as the Company may reasonably require. Certificates for Common Shares will be delivered or mailed within five business days after the conversion of the Debenture.

2. If Box 4(c) is checked, any opinion tendered must be from counsel of recognized standing in form and substance reasonably satisfactory to the Company. Holders planning to deliver an opinion of counsel in connection with the conversion of the Debenture should contact the Company in advance to determine whether any opinion tendered will be acceptable to the Company.

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the conversion of a Debenture of OMNICITY CORP. (the "Corporation") by the holder, the holder hereby represents and warrants to the Corporation that the holder, and each beneficial owner (each a "Beneficial Owner"), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write "W/H" for the undersigned holder, and "B/O" for each beneficial owner, if any, on each line that applies):

____ (1) Any bank as defined in Section 3(a)(2) of the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act") or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934 or any insurance company as defined in Section 2(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

____ (2) Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

____ (3) Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

____ (4) Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

____ (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds US$1,000,000; or

____ (6) Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

__________

SCHEDULE B

TO THE CONVERTIBLE DEBENTURE CERTIFICATE

DEBENTURE TERMS

Security and Mortgaged Property under the Debenture

As Security for such payment of the Principal, Interest and all other moneys owing by the Company to and for the performance of the obligations and other covenants of the Company herein contained, the Company hereby grants, mortgages, pledges, charges, assigns and conveys to and in collective favour of the Holder (subject to the exception hereinafter contained as to the last day of the term of any agreement therefor), as and by way of a fixed and floating charge, and subject only to any prior general security heretofore granted by the Borrower to its existing banking, lending and credit institutions and including, without limitation and as set forth in the Company's existing continuous disclosure, for certain specific equipment collateralized under long-term debt security agreements totalling $1,375,916 with each of Jay County Development Corporation, Wabash Rural Electric Membership Cooperative, Muncie Industrial Revolving Loan Fund Board and Star Financial Bank (collectively, the "Prior Security" herein), all of the Company's undertaking and all of the Company's properties and assets for the time being, real and personal, movable and immovable, of whatsoever nature and kind, both present and future, including, without limiting the generality of the foregoing, the Company's uncalled capital and goodwill and all real and personal, movable and immovable, property now owned or hereafter acquired by the Company and all of the Company's present and future rents, revenues, incomes, moneys, rights, franchises, motor vehicles, inventories, machinery, equipment, materials, supplies, book debts, accounts receivable, negotiable and non-negotiable instruments, conditional sales contracts, judgments, securities, choses in action and all other property and things of value of every kind and nature, tangible and intangible, legal and equitable, which the Company may be possessed of or entitled to or which may hereafter be acquired by the Company, including any greater right, title and interest therein or any part thereof which the Company may acquire and hold during the currency of the Debenture after the Issuance Date hereof (collectively, the "Mortgaged Property"); and to have and to hold the same unto and to the use of the Holder and the Holder's successors and assigns upon and subject to the terms and conditions herein set forth.

"Mortgaged Property", wherever used means and includes, subject to the Prior Security, the specifically mortgaged property and the undertaking and all other property and assets, present and future, of the Company expressed herein or in any instruments supplemental hereto or in implement hereof to be mortgaged or charged for or with the payment of the moneys intended to be secured hereby by way of a fixed charge.

The last day of any term of years reserved by any agreement therefor is excepted out of the mortgage and charges hereby created and does not form any part of the Mortgaged Property; but if any sale is made under or pursuant to the powers herein contained of any interest forming part of the Mortgaged Property the Company will thereafter stand possessed of such last day and will hold the same in trust to assign to any person who may acquire such term or any part thereof.

This Debenture and these Debenture Terms are also issued subject to and with the benefit of the conditions following which are to be deemed part of it.

Conditions of the Debenture

The Company hereby covenants and agrees with the Holder as follows, namely:

1. This Debenture is issued in accordance with resolutions of the directors (and of the members, if applicable) of the Company and all other matters and things have been done and performed so as to authorize and make the creation and issue of this Debenture and the execution thereof legal and valid and in accordance with the requirements of the laws relating to the Company and all other statutes and laws in that behalf.

2. The Company lawfully owns and is lawfully possessed and seized of the specifically Mortgaged Property and has good title thereto, free from all liens, charges and encumbrances, save only those referred to herein, has good right and lawful authority to grant, mortgage, pledge, charge, encumber, bargain, sell, assign and convey the Mortgaged Property according to the true meaning and intent of this Debenture and will defend the title to the Mortgaged Property for the benefit of against the claims and demands of all persons.

3. The Principal and Interest monies hereby secured will be paid without regard to any equities between the Company and the Holder or any intermediate holder hereof or any right of setoff or counterclaim; and the receipt of the Holder or the holders hereof for payment of such moneys and Interest will be a sufficient discharge to the Company for the same.

4. The Principal and Interest moneys hereby secured will become immediately due and payable on demand by the Holder or, unless waived by the Holder, in any of the following events:

(a) if an order is made or a resolution is passed or a petition is filed for the winding-up, dissolution, liquidation or amalgamation of the Company;

(b) if the Company makes an assignment or proposal or a bankruptcy petition is filed or presented against the Company or the Company otherwise becomes subject to the provisions of any legislation for the benefit of its creditors or otherwise acknowledges its insolvency;

(c) if any execution, sequestration, extent or any other process of any kind becomes enforceable against the Company and is not satisfied within ten calendar days;

(d) if a distress or analogous process is levied upon the Mortgaged Property of the Company or any part thereof unless the process is in good faith disputed by the Company and the Company gives adequate security to pay in full the amount claimed;

(e) if the Company ceases or demonstrates an intention to cease to carry on the Company's business;

(f) if a receiver of all or any part of the Mortgaged Property charged hereby is appointed;

(g) if an encumbrancer takes possession of the Mortgaged Property of the Company or any part thereof;

(h) if the Company, without the prior written consent of the Holder, authorizes the purchase of all of the Company's shares;

(i) if the Company carries on any business that it is restricted from carrying on by its Articles and Bylaws;

(j) if any statutory declaration of the Secretary or other officer or director of the Company delivered in connection with this Debenture contains any misstatement; or

(k) if the Company defaults in observing or performing any other covenant, agreement or condition of this Debenture on its part to be observed or performed and such default is not cured within a period of ten calendar days following the giving of written notice of default to the Company by the Holder.

5. The Holder may waive any default by the Company in the observance or performance of any covenant, agreement or condition contained in this Debenture or any other event which without such waiver would cause the moneys hereby secured to be immediately due and payable but no such waiver or other act or omission of the Holder will extend to or affect any subsequent default or event or the rights resulting therefrom.

6. The security hereby constituted will become enforceable if the Principal and Interest moneys hereby secured are not paid when the same become due and payable in accordance with the provisions herein contained.

7. At any time after the Principal and Interest moneys hereby secured have become payable and remain unpaid, the Holder may by instrument in writing appoint any person, whether an officer or employee of such Holder or not, to be a receiver or receiver-manager (the "Receiver") of the property and assets hereby charged and may remove any Receiver so appointed and appoint another in his stead.

Any Receiver so appointed shall have the power:

(a) to take possession of, collect and get in the Mortgaged Property and for that purpose to take any proceedings in the name of the Company or otherwise;

(b) to carry on or concur in carrying on the business of the Company and for that purpose to raise money on the Mortgaged Property in priority to this Debenture or otherwise;

(c) to sell or lease or concur in the selling or leasing of the whole or any part of the Mortgaged Property and to convert the same or any part thereof into money, with full power to sell any Mortgaged Property either together or in parcels and either by public auction or private contract and either for a lump sum or for a sum payable by instalments or for a sum on account and a mortgage or charge for the balance (and the Receiver will not be accountable for any moneys until actually received), and with full power upon every such sale to make any special or other stipulation as to title or otherwise which the Receiver may deem proper, and with full power to buy in or rescind any contract for sale of the Mortgaged Property or any part thereof and to resell the same without being responsible for any loss which may be occasioned thereby; and

(d) to make any arrangement or compromise which he may think expedient to the interests of the Holder.

To enable any Receiver so appointed to exercise the powers granted to the Receiver by this section, the Company hereby appoints each such Receiver to be its attorney to effect a sale or lease or any of the Mortgaged Property by conveying or leasing in the name of or on behalf of the Company or otherwise, and under the Receiver's own seal; and any deed, lease, agreement or other instrument signed by any such Receiver under the Receiver's seal pursuant hereto will have the same effect as if it were under the corporate seal of the Company.

The Holder of any sale purporting to be made by such Receiver pursuant hereto will not be bound to inquire whether any notice required hereunder has been given or otherwise as to the propriety of the sale or regularity of its proceedings, or be affected by notice that no default has been made or continues or notice that the sale is otherwise unnecessary, improper or irregular; and despite any impropriety or irregularity or notice thereof to any other lender, the sale as regards such Holder will be deemed to be within the aforesaid powers and be valid accordingly and the remedy (if any) of the Company in respect of any impropriety or irregularity whatsoever in any such sale will be in damages only.

Any Receiver so appointed will be deemed to be the agent of the Company, and the Company will be solely responsible for his acts or defaults and for the Receiver's remuneration and expenses, and will not be in any way responsible for any misconduct or negligence on the part of any such Receiver.

All moneys received by such Receiver after providing for payment of all claims and charges (if any) ranking prior to this Debenture and for all costs, charges and expenses of or incidental to the appointment of the Receiver including the reasonable remuneration of the Receiver and all outgoings properly payable by him will be applied:

FIRST: in or towards payment to the Holder of the Principal and all other moneys (other than Interest) hereby secured.

SECONDLY: in or towards payment to the Holder of all arrears of Interest remaining unpaid on this Debenture; and

THIRDLY: the surplus (if any) will be paid to the Company.

The rights and powers conferred by this section are supplemental to and not in substitution for any rights and powers the Holder may from time to time have.

8. The Company will pay to the Holder on demand the amount of all expenses including, without limiting the generality of the foregoing, all legal fees (on a solicitor and client basis) and other costs, charges and expenses incurred by the Holder relating to the creation and registration of this Debenture or in recovering or enforcing payment of the moneys hereby secured, or in realizing upon this Debenture or any other securities for such moneys, or in taking possession of or protecting or realizing upon any property comprised in any such security, all of which together with Interest thereon at the rate provided for in this Debenture will be secured hereby, and in default of payment thereof all remedies hereunder and at law and in equity will be exercisable.

9. This Debenture is to be treated as a negotiable instrument and all persons are invited by the Company to act accordingly.

10. This Debenture is in addition to and not in substitution for any other security now or hereafter held by the Holder.

11. The security created by this Debenture is a continuing security for the payment of all indebtedness, both present and future, and all and every liability, present or future, direct or indirect, absolute or contingent, of the Company to the Holder.

12. The Company will at all times during the currency of this Debenture:

(a) give to the Holder any information which it may reasonably require relating to the business of the Company, and upon request furnish access to its books and accounts and records at all reasonable times, and provide copies of its annual financial statements certified by a chartered accountant within 120 calendar days after the end of each fiscal year of the Company;

(b) maintain and preserve its charter and corporate organization in good standing and, subject to all the provisions herein contained, diligently preserve all the rights, powers, privileges and goodwill owned by the Company;

(c) conduct the Company's business in a proper and businesslike manner;

(d) insure and keep insured against all risks or hazards to their full insurable value all of its property and assets which are of an insurable nature, and pay the premiums for all such insurance, and on request deliver to the Holder a copy of the policy or policies of such insurance;

(e) duly and punctually pay, perform and observe all rent, taxes, local improvement rates, assessments, covenants and obligations whatsoever which ought to be paid, performed or observed by the Company in respect of all or any part of the property hereby charged;

(f) fully and effectually register this Debenture in all jurisdictions and places where the Company carries on business or registration is required, and otherwise maintain and keep maintained the security hereby created as valid and effective security;

(g) pay duly and punctually all taxes, levies and assessments, and all debts and obligations to labourers, workmen, employees, contractors, sub-contractors, suppliers of material and others which, if unpaid, might under the laws of the United States or otherwise have priority over the security hereby created or any part thereof; and

(h) make all payments and perform each and every covenant, agreement and obligation under any lease now held or hereafter acquired by the Company and any mortgage, debenture, trust deed or agreement charging any property or assets of the Company as and when the same are required to be paid or performed.

13. If the Company fails to perform any of the covenants, agreements or conditions herein contained the Holder may, in its sole and absolute discretion, perform the same, and if any such covenant, agreement or condition required the payment or expenditure of money, the Holder may make such payment or expenditure; and all costs, charges and expenses thereby incurred and all sums so paid or expended will bear Interest at the rate provided for in this Debenture, will be at once payable by the Company to the Holder and will be secured hereby and have the benefit of the charges hereby created.

14. The Company will not at any time during the currency of this Debenture, without the prior written consent of the Holder, alter its Articles or Bylaws by altering any restriction upon the business carried on or to be carried on by the Company, or upon its powers.

15. Neither the preparation, nor the execution nor the registration of this Debenture binds the Holder to advance the moneys hereby secured, nor will the advance of part of such moneys bind the Holder to advance any unadvanced portion thereof, but nevertheless the charges hereby created take effect forthwith upon the execution of these presents by the Company.

16. Neither the taking of any judgment nor the exercise of any power of seizure or sale or any other rights or powers of the Holder hereunder will operate to extinguish the liability of the Company to make payment of the Principal and Interest monies hereby secured, nor will the same operate as a merger of any covenant or affect the right of the Holder to Interest at the rate hereinbefore provided.

17. The Holder, in addition to any other powers given to the Holder under this Debenture, has the power:

(a) to release any Mortgaged Property of the Company from the charge created by or pursuant to this Debenture;

(b) to agree to any modification, compromise, release or waiver of the rights of the Holder against the Company or against the Company's property, whether such rights arise under this Debenture or otherwise; and

(c) to accept any other properties or securities in substitution for this Debenture.

18. Time is of the essence of this Debenture.

19. When the context hereof makes it possible, the word "person" appearing in this Debenture includes in its meaning any body corporate or politic; and the word "Holder" as the case may be includes any subsequent holder hereof, and any appointment or removal under section 7 may be made by writing, signed or sealed by any such holder; and words in the singular include the plural, and words importing the masculine gender include females and any body corporate or politic.

20. This Debenture and all its terms and conditions will enure to the benefit of the Holder and its successors and assigns, and will be binding upon the Company and the Company's successors and assigns.

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